UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2024

CVS HEALTH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-01011	05-0494040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One CVS Drive

Woonsocket, Rhode Island 02895

(Address of Principal Executive Offices, and Zip Code)

(401) 765-1500

Registrant’s Telephone Number, Including Area Code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2024, CVS Health Corporation (the “Company”) appointed Prem S. Shah as Executive Vice President and Group President, a newly created position within the Company. As Group President, Mr. Shah will be responsible for the operational performance and integrated value creation from CVS Caremark, CVS Pharmacy, and the Company’s Health Care Delivery businesses, including Oak Street Health and Signify Health. Mr. Shah, age 44, has most recently served as Executive Vice President, Chief Pharmacy Officer and President of Pharmacy & Consumer Wellness, the Company’s retail and pharmacy segment, since January 2023. Previously he served as Executive Vice President and Chief Pharmacy Officer of the Company beginning in November 2022, and as Co-President of Pharmacy & Consumer Wellness from January 2022 until January 2023. From June 2018 until November 2022 Mr. Shah was Executive Vice President of CVS Specialty, the Company’s specialty pharmacy business, and from January 2013 until June 2018 he was Vice President of CVS Specialty.

Mr. Shah has no family relationships with any of the Company’s directors or executive officers, and he has no interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. There is no arrangement or understanding between Mr. Shah and any other person pursuant to which Mr. Shah was appointed as an officer of the Company.

Item 7.01.	Regulation FD Disclosure.

On November 6, 2024, the Company appointed Steven H. Nelson to the position of Executive Vice President and President of Aetna.

On November 6, 2024, the Company issued a press release announcing the appointment of Mr. Shah as Executive Vice President and Group President and the appointment of Mr. Nelson as Executive Vice President and President of Aetna. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 6, 2024 (furnished under Item 7.01).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 6, 2024	CVS HEALTH CORPORATION

	By:	/s/ Kristina V. Fink
	Name:	Kristina V. Fink
	Title:	Senior Vice President, Chief Governance Officer and Corporate Secretary